UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):May 8, 2017

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759     71-0556208

(Commission File Number)(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas72223

     (Address of principal executive offices)       (Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

(  )Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(  )Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Company Equity Plans

Amendment to the Non-Employee Director Stock Plan

As described below in Item 5.07 of this Current Report on Form 8-K, on May 8, 2017, at Bank of the Ozarks, Inc.’s (the “Company”) 2017 Annual Shareholders’ Meeting (the “Annual Meeting”), the Company’s shareholders approved an amendment to the Bank of the Ozarks, Inc. Non-Employee Director Stock Plan, which increases the amount of the annual director grant to $50,000 worth of shares of the Company’s common stock and increases the shares available for issuance by 50,000 shares from 50,000 to 100,000 (as amended, the “Director Plan”).

Pursuant to the terms of the Director Plan, upon election by the Company’s shareholders at each annual meeting of shareholders, or any special shareholders meeting called for such purpose, each non-employee director (each an “Eligible Director”) will automatically receive an award of shares of common stock. Each Eligible Director appointed as a member of the Board of Directors for the first time, other than upon election by the Company’s shareholders at an annual shareholders meeting (or any special shareholders meeting called for such purpose), will automatically receive an award of shares of common stock. The number of shares of common stock subject to the award will be the equivalent of $50,000 worth of shares of common stock based on the average of the highest reported asked price and the lowest reported bid price reported on the NASDAQ on the grant date, which shall be the date such Eligible Director is elected as a director by the Company’s shareholders or the date such Eligible Director is first appointed as a member of the Board, as applicable.

The description of the Director Plan is qualified by reference to the Director Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  A brief description of the Director Plan, as amended, is included as part of Proposal #2 in the Company’s Proxy Statement for the Annual Meeting which was filed with the Securities and Exchange Commission on March 13, 2017.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on May 8, 2017, at which (i) sixteen (16) directors were elected, (ii) the amendment to the Director Plan was approved, (iii) the Audit Committee’s selection and appointment of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, was ratified, and (iv) the compensation paid to the Company’s named executive officers was approved in an advisory vote. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 13, 2017.  At the Annual Meeting, 106,089,118 shares of common stock, or approximately 87.26% of the 121,571,005 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxies. The final results for the votes regarding each proposal are set forth below.

Proposal No. 1.  Election of Directors

The following persons were duly elected as directors of the Company until the 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified: Nicholas Brown, Paula Cholmondeley, Richard Cisne, Robert East, Catherine B. Freedberg, George Gleason, Linda Gleason, Peter Kenny, William Koefoed, Jr., Henry Mariani, Walter J. (“Jack”) Mullen, III, Robert Proost, John Reynolds, Dan Thomas, Ross Whipple and Kathleen Franklin. The table below sets forth the voting results for each director nominee:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
George Gleason	92,618,979	520,935	12,949,204
Nicholas Brown	92,646,865	493,049	12,949,204
Richard Cisne	92,642,755	497,159	12,949,204
Robert East	92,530,109	609,805	12,949,204
Catherine B. Freedberg	92,940,013	199,901	12,949,204
Ross Whipple	92,905,471	234,443	12,949,204
Linda Gleason	92,663,178	476,736	12,949,204
Peter Kenny	92,671,312	468,602	12,949,204
Robert Proost	92,814,440	325,474	12,949,204
William Koefoed, Jr.	92,941,127	198,787	12,949,204
John Reynolds	92,645,067	494,847	12,949,204
Dan Thomas	91,906,994	1,232,920	12,949,204
Henry Mariani	92,419,640	720,274	12,949,204
Paula Cholmondeley	92,745,160	394,754	12,949,204
Walter J. Mullen, III	92,944,090	195,824	12,949,204
Kathleen Franklin	92,900,807	239,107	12,949,204

Proposal No. 2. Approval of the amendment to the Director Plan

At the Annual Meeting, the Company’s shareholders approved an amendment to the Director Plan to increase the amount of the annual director grant to $50,000 worth of shares of the Company’s common stock and increase the shares available for issuance by 50,000 shares from 50,000 to 100,000. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,693,925	1,388,929	57,060	12,949,204

Proposal No 3.Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Auditors

At the Annual Meeting, the Company’s shareholders ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,807,472	174,812	106,834	0

Proposal No 4.Advisory Vote to Approve the Company’s Named Executive Officer Compensation

At the Annual Meeting, the Company’s shareholders approved a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,563,203	1,087,074	489,637	12,949,204

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Bank of the Ozarks, Inc. Non-Employee Director Stock Plan, as amended, effective May 8, 2017

*Management contract or a compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
Date: May 8, 2017	By: /s/ Greg McKinney
Name: Greg McKinney Title: Chief Financial Officer and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1*	Bank of the Ozarks, Inc. Non-Employee Director Stock Plan, as amended on May 8, 2017

*Management contract or a compensatory plan or arrangement.

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